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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported): January 26, 2000
                                                         ----------------



                                 HEALTHAXIS INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)





      Pennsylvania                     0-13591                23-2214195
      ------------                     -------                ----------
(State or other jurisdiction       (Commission File        (I.R.S. Employer
      of incorporation)                Number)             Identification No.)





                2500 DeKalb Pike, Norristown, Pennsylvania 19401
                -------------------------------------------------
                (Address of principal executive offices/Zip Code)




                         PROVIDENT AMERICAN CORPORATION
              ----------------------------------------------------
              Former name, former address, and former fiscal year,
                          if changed since last report


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Item 5.  Other Events

The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of HealthAxis Inc., formerly Provident American Corporation (the "Company"), and its subsidiaries, and the notes thereto, appearing in the Company's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, contains certain forward-looking statements regarding the Company's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as historical and anticipated losses; uncertainty of future results, new business challenges, risks associated with brand development, competition, funding; need for additional capital, management of potential growth; dependence on key personnel, dependence on the Internet, dependence on strategic alliances with Internet partners, ability to grow and expand services, technological change and new application development, quality assurance, risk of product-related claims, limited proprietary rights, reliance on information processing systems, customer concentration, liability for information transmitted through the Internet, uncertain acceptance of the Internet as a medium for health insurance sales, risk capacity constrains; system development and other risks, dependence on third party technology, rapid technological change, risk of system failure, changes in the insurance industry, insurance industry factors, health care reform legislation, government regulation and legal uncertainties, control by UICI, potential conflicts of interest, intercompany agreements not subject to arm's-length negotiations, absence of dividends and anti-takeover measures. Any one or a combination of these factors could have a material adverse effect on the Company's business, financial condition and results of operations. These forward-looking statements represent the Company's judgment as of the date of this report. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

         On January 26, 2000, the Company and its minority-owned subsidiary, HealthAxis.com, Inc. ("HealthAxis") entered into an Agreement and Plan of Reorganization and Agreement and Plan of Merger pursuant to which the Company will acquire all of the outstanding shares of HealthAxis it does not currently own through the merger of HealthAxis with a wholly-owned subsidiary of the Company. Upon consummation of the reorganization transactions, HealthAxis shareholders will receive 1.127 shares of the Company's common stock for each share of HealthAxis common stock outstanding.

         On January 27, 2000, the Company filed an amendment to its Amended and Restated Articles of Incorporation changing its name to HealthAxis Inc. The Company also announced that effective February 1, 2000, its common stock will trade on the NASDAQ National Market under the symbol "HAXS".




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Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of business acquired.

                  Not Applicable

         (b)      Pro-forma Financial Information.

                  Not Applicable

          (c)     Exhibits.


                  The following exhibits are filed herewith:


S-K Item
Number         Description
--------       -----------
2.1            Agreement and Plan of Reorganization between Provident American
               Corporation, HealhAxis.com, Inc. and HealthAxis Acquisition
               Corporation dated January 26, 2000.
99.1           Press Release, dated February 1, 2000, related to the Company's name change and change in NASDAQ symbol.
99.2           Press Release, dated February 1, 2000, announcing the execution of the Agreement and Plan of Reorganization.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HEALTHAXIS INC.



Date:  February 1, 2000              By:
                                           -------------------------------------
                                           Michael Ashker
                                           President and Chief Executive Officer




Date:  February 1, 2000              By:   /s/ Francis L. Gillan III
                                           -------------------------------------
                                           Francis L. Gillan III
                                           Chief Financial Officer and
                                           Treasurer



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                                  EXHIBIT INDEX
                                  -------------


S-K Item
Number        Description
--------      ------------
2.1           Agreement and Plan of Reorganization between Provident American
              Corporation, HealthAxis.com, Inc. and HealthAxis Acquisition
              Corporation dated January 26, 2000.

99.1 Press Release, dated February 1, 2000, related to the Company's name change and change in NASDAQ symbol.

99.2 Press Release, dated February 1, 2000, announcing the execution of the Agreement and Plan of Reorganization.